UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 31, 2017

IOVANCE BIOTHERAPEUTICS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware
(State of Incorporation)

001-36860	75-3254381
Commission File Number	(I.R.S. Employer Identification No.)

999 Skyway Road, Suite 150
San Carlos, California	94070
(Address of Principal Executive Offices)	(Zip Code)

(650) 260-7120
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On August 31, 2017, Iovance Biotherapeutics, Inc. (the “Company”) issued a press release announcing that the FDA has granted Fast Track designation to the Company’s LN-144 lead product for treatment of advanced melanoma. The full text of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements And Exhibits

(d)       Exhibits:

The following exhibit is filed as part of this Current Report:

Exhibit No.	Description
99.1	Iovance Biotherapeutics, Inc. press release announcing that the FDA has granted Fast Track designation to LN-144 for treatment of advanced melanoma, issued on August 31, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 5, 2017	IOVANCE BIOTHERAPEUTICS, INC.

By: /s/ MARIA FARDIS
Maria Fardis, Chief Executive Officer